SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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THE TORONTO-DOMINION BANK

(Name of Registrant as Specified In Its Charter)
AMERITRADE HOLDING CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Filed by The Toronto-Dominion Bank
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992
Forward-Looking Statements
The document included herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements relating to anticipated financial and operating results, TD Bank Financial Group’s plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of TD Bank Financial Group’s management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: change in general economic conditions; the performance of financial markets and interest rates; the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies; that the parties are unable to accurately forecast the anticipated financial results of TD Ameritrade following the transaction; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that TD Ameritrade is unable to retain employees that are key to the operations of the combined business; that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities; the risk of new and changing regulation in the U.S. and Canada; acts of terrorism; and war or political instability. Additional factors that could cause TD Bank Financial Group’s results to differ materially from those described in the forward-looking statements can be found in TD Bank Financial Group’s Annual Report on Form 40-F for the fiscal year ended October 31, 2004, which was filed with the U.S. Securities and Exchange Commission on December 13, 2004 and is available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68124, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank , c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

This filing consists of the following materials:
(1)	Joint communication by Ameritrade Holding Corporation and TD Waterhouse Group, Inc. to associates of Ameritrade and TD Waterhouse on September 7, 2005.

TD Ameritrade Integration Planning Update
Issue No. 3
September 7, 2005

A Guide to the Power of One Brand
The anticipation is building as many of you are wondering what the new master brand for TD Ameritrade will look like. But constructing a successful brand for our combined company is more than just fusing two names or logos together. As one company with one team, we need to create one brand that’s more than just appealing and distinctive. We want our constituents to feel proud of, and connected to, the brand.
Positioning
A critical step in building the TD Ameritrade master brand will be differentiating ourselves from the competition while focusing on the power of the combined company’s value proposition. It should also resonate with our target audiences. As we’ve said from the beginning, Ameritrade and TD Waterhouse are highly complementary – Ameritrade with its industry-leading active trading platform and TD Waterhouse with its expansive investing solutions. Our new brand will need to represent that combined image, identity and personality.
It starts with you
Ameritrade and TD Waterhouse associates alike have a huge sense of pride in their respective brand, and without that, neither organization could have built their incredible reputations. Maintaining that sense of pride, energy and optimism is our highest priority as we continue with our branding research and positioning. That said, before the world has a chance to see the new TD Ameritrade brand, we plan on unveiling it internally, so stay tuned.
Progress report.
Business leaders from Ameritrade, TD Waterhouse1 and TD Bank Financial Group are making strides as they assess their initial hypotheses related to individual business areas. Leaders for all business integration teams will be meeting in mid-September to report on their progress so far. We anticipate that we’ll begin communicating some preliminary decisions to specific business groups shortly after this integration meeting.
Following is a brief overview of the work in some of the major business areas.
Human Resources
Human Resources business leaders have reached an important decision regarding benefits in 2006. Recently, TD Waterhouse associates learned that their existing benefits program will continue through calendar year 2006. During 2006, Human Resources will conduct an extensive review of both firms’ programs to determine what the new TD Ameritrade benefits package will include.
Brokerage Operations/Call Centers
Leaders are currently vetting hypotheses related to geography, call center technology, a clearing platform, and synergies related to these areas. We hope to begin communicating decisions related to the future plans of the call centers by the end of September.
Technology
Combined, Ameritrade and TD Waterhouse have eight major technology platforms. The technology integration team is performing a detailed analysis on each of these platforms to determine the most effective systems for TD Ameritrade. Technology leaders are also working on producing an organizational design for the TD Ameritrade technology group.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.

Will TD Ameritrade be a subsidiary of TD Bank?
TD Ameritrade will operate as its own entity and will not be a subsidiary of TD Bank. Nevertheless, TD Bank is committed to the online brokerage business and will be a major shareholder in the combined company, entitled to designate five members of the Board of Directors. This will give them the opportunity to actively contribute to the strategic direction of TD Ameritrade and extend their opportunities for growth in the U.S.
Marketing
Marketing teams are working together to design the optimal organizational structure for the TD Ameritrade marketing group, and they have made great progress along those lines.
Client Group/Segmentation Strategy
These teams are currently finalizing the assessment of their hypotheses as they relate to the TD Waterhouse branch network and Investment Centers. Gap analyses related to the active trader and investor segments are also taking place.
In a few weeks, we expect to have much more information to share with you. As always, we will communicate information to affected associates first, followed by communications to teams and business units, and finally with global messages to associates of both firms.
And the proxy statement?
Ameritrade’s finance team is finalizing the preliminary proxy statement and expects to file with the SEC this week. Once the proxy statement has been filed, it will be available on Ameritrade’s Web site at www.amtd.com. We’ve received a number of questions about the proxy, which is why we want to reiterate that a proxy statement is designed to provide a voting shareholder with the necessary information he or she needs to make an informed decision. In the case of Ameritrade’s proxy statement, we will be providing Ameritrade shareholders with the information they need to vote on proposals related to the TD Waterhouse acquisition.
If you have any questions about the information in today’s update or integration planning in general, please continue to submit your questions and thoughts through Zoomerang.

[1]	Refers to TD Bank Financial Group’s U.S. brokerage business, TD Waterhouse Group, Inc.
Safe Harbor
This document contains forward-looking statements that involve risks and uncertainties. For example, statements related to expected execution of integration plans, future integration teams meetings, TD Ameritrade branding activities, continuation of benefits programs, future plans regarding call centers, technology platform and organizational structure planning, communication of information to teams, business units and associates, filing of the preliminary proxy statement and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated integration
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.

of TD Ameritrade; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade’s most recent form 10-K and 10-Q.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade’s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.